UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 7, 2023
DZS INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-32743	22-3509099
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
5700 Tennyson Parkway, Suite 400
Plano, TX 75024
(Address of Principal Executive Offices, Including Zip Code)
(469) 327-1531
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	DZSI	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
The information included in Item 7.01 below is incorporated herein by reference.
Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review
As previously reported in the Current Report on Form 8-K filed by DZS Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on June 1, 2023, the Audit Committee (the “Audit Committee”) of the Board of Directors of the Company, in consultation with the Company’s management, determined that the Company’s previously issued unaudited condensed consolidated financial statements as of and for the three months ended March 31, 2023 (the “Q1 2023 Financial Statements”) should no longer be relied upon and should be restated due to an accounting error relating to revenue recognition with respect to certain customer projects. As a result of this error, the Audit Committee initiated a review of the Company’s accounting for revenue recognition and the extent to which these matters affect the Company’s internal controls over financial reporting (the “Review”).
Although the Review is ongoing, based on preliminary findings, the Audit Committee, in consultation with the Company’s management, determined on November 7, 2023 that the Company’s previously issued audited condensed consolidated financial statements as of and for the year ended December 31, 2022 (the “2022 Annual Financial Statements”), as well as the Company’s previously issued unaudited condensed consolidated financial statements as of and for each of the three months ended March 31, 2022, the three and six months ended June 30, 2022 and the three and nine months ended September 30, 2022 (collectively, the “2022 Interim Financial Statements” and, together with the 2022 Annual Financial Statements, the “2022 Financial Statements” and, together with the Q1 2023 Financial Statements, the “Affected Financial Statements”), should no longer be relied upon and should be restated due to accounting errors in each of the 2022 Financial Statements relating to revenue recognition. Similarly, any previously issued or filed reports, press releases, earnings releases, investor presentations or other communications of the Company describing the Company’s financial results or other financial information relating to the periods covered by the 2022 Financial Statements should no longer be relied upon. In addition, the report of Ernst & Young LLP included in the previously issued 2022 Annual Financial Statements should no longer be relied upon.
As a result of the accounting errors, the Company intends to (a) restate the 2022 Annual Financial Statements and the notes thereto in an amendment to the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 (the “Amended 10-K”) to be filed with the SEC, (b) restate the 2022 Interim Financial Statements and the notes thereto in amendments to each of the Company’s Quarterly Reports on Form 10-Q for the three months ended March 31, 2022, the three and six months ended June 30, 2022 and the three and nine months ended September 30, 2022 (each, an “Amended 10-Q”) to be filed with the SEC and (c) amend, among other related disclosures, its Management’s Discussion and Analysis of Financial Condition and Results of Operations for the applicable periods in the Amended 10-K and Amended 10-Qs. The adjustments to such financial statement items will be set forth through expanded disclosure in the financial statements included in the Amended 10-K and Amended 10-Qs, including further describing the restatements and their impact on previously reported amounts.
Although the Company cannot at this time estimate when it will file its restated financial statements, the Amended 10-K or the Amended 10-Qs, it is diligently pursuing completion of the restatements and intends to make such filings as soon as reasonably practicable following the completion of the Review and the restatements.
The Company’s management also is assessing the effect of the matters identified to date and the restatements on the Company’s internal control over financial reporting and its disclosure controls and procedures. Although the assessment is not yet complete, the Company anticipates that the Review will result in one or more material weaknesses in the Company’s internal control over financial reporting during the applicable periods, in addition to the Company’s previously identified and reported material weakness for fiscal year 2022.
The description of the restatements and accounting errors above is preliminary, unaudited and subject to further change in connection with the ongoing Review and the completion of the restatements. Accordingly, there can be no assurance as to the actual effects of the restatements or that the Company will not determine to restate any financial statements other than the Affected Financial Statements or with respect to any additional accounting errors.
The Company’s management and the Audit Committee have discussed the matters disclosed in this Item 4.02 with the Company’s independent registered public accounting firm, Ernst & Young LLP.

Item 7.01 Regulation FD Disclosure.
On November 9, 2023, the Company issued a press release announcing the intention to restate the 2022 Financial Statements, as well as the related delay in the filing of the Company’s Quarterly Report on Form 10-Q for the three months ended September 30, 2023. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
The information furnished in this Item 7.01, including the attached exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Cautionary Note Regarding Forward Looking Statements: This Current Report on Form 8-K contains forward-looking statements regarding future events and our future results that are subject to the safe harbors created under the Private Securities Litigation Reform Act of 1995, including statements regarding the expected impacts of the restatements of the Affected Financial Statements and the Company’s plans to file the Amended 10-K and the Amended 10-Qs. These statements reflect the beliefs and assumptions of the Company’s management as of the date hereof. Words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “plan,” “project,” “seek,” “should,” “target,” “will,” “would,” variations of such words, and similar expressions are intended to identify forward-looking statements. Readers are cautioned that these forward-looking statements are only predictions and are subject to risks, uncertainties and assumptions that are difficult to predict. The Company’s actual results could differ materially and adversely from those expressed in or contemplated by the forward-looking statements. Factors that could cause actual results to differ include, but are not limited to, those risk factors contained in the Company’s SEC filings available at www.sec.gov, including without limitation, the Company’s annual report on Form 10-K, quarterly reports on Form 10-Q and subsequent filings. In addition, these risks and uncertainties include, but are not limited to, the discovery of additional information relevant to the periods covered by the Affected Financial Statements or other periods, changes in the effects of the restatements on the Company’s financial statements or financial results and delay in the filing of the Company’s periodic reports with the SEC, including the Amended 10-K and the Amended 10-Qs, due to the Company’s efforts to complete the restatements. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date on which they are made. The Company undertakes no obligation to update or revise any forward-looking statements for any reason.
Item 9.01 Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description

99.1	Press Release issued on November 9, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2023	DZS Inc.

	By:	/s/ Misty Kawecki
Misty Kawecki
Chief Financial Officer